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                                                                  EXHIBIT 10.10

                              M.D.C. HOLDINGS, INC.
                           2001 EQUITY INCENTIVE PLAN

                     NON-QUALIFIED STOCK OPTION CERTIFICATE

This Non-Qualified Stock Option Certificate (the "Option Certificate") is made as of this _____ day of __________, ____, between M.D.C. Holdings, Inc., a Delaware corporation (the "Company"), and ___________________ (the "Option Holder").

WHEREAS, pursuant to the M.D.C. Holdings, Inc. 2001 Equity Incentive Plan, established effective March 26, 2001 (the "Plan"), the Company wishes to grant the Option Holder an option to purchase shares of the $0.01 par value common stock of the Company (the "Stock") on the terms and conditions set forth in this Option Certificate.

NOW, THEREFORE, in connection with the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.    DEFINITIONS AND CONFLICTS.

Capitalized terms used and not otherwise defined herein shall have the meanings given thereto in the Plan. The terms and provisions of the Plan are incorporated herein by reference. Except as specifically otherwise provided herein, in the event of a conflict or inconsistency between the terms and provisions of the Plan and the terms and provisions of this Option Certificate, the terms and provisions of the Plan shall govern and control.

2.    GRANT OF OPTION.

The Company hereby grants to the Option Holder the right and option (the "Option") to purchase up to ______ shares of Stock, subject to the terms and conditions of this Option Certificate and subject to adjustment from time to time to reflect changes in the Stock (through merger, consolidation, reorganization, recapitalization, stock split, liquidating dividend, combination of shares, exchange of shares, changes in corporate structure or otherwise), as provided in Article IV of the Plan.

3.    OPTION PRICE AND GRANT DATE.

The purchase price of each share of Stock covered by the Option shall be $_____ (the "Option Price"). The date of the grant of the Option is ______________, ____ (the "Date of Grant").

4.    VESTING OF OPTIONS.

Subject to the terms and conditions hereof and the terms of the Plan, the Option shall vest and become exercisable in increments, if the Option Holder is still in the employ of the Company, on the dates indicated in the following schedule:

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
                               PERCENTAGE OF OPTION
                             THAT SHALL BECOME VESTED
       EMPLOYMENT            AND EXERCISABLE ON EACH
      VESTING DATE                      DATE
------------------------   ---------------------------
------------------------   ---------------------------
------------------------   ---------------------------
------------------------   ---------------------------
------------------------   ---------------------------

      Except as set forth in Section 8 hereof, the Option shall not be exercisable as to any shares of Stock as to which the vesting requirements of this Section 4 shall not be satisfied, regardless of the circumstances under which the Option Holder's employment by the Company shall be terminated. The number of shares of Stock as to which the Option may be exercised shall be cumulative, so that once the Option shall become vested and exercisable as to any shares of Stock it shall continue to be vested and exercisable as to such shares, until expiration and termination of the Option as provided in Section 5 hereof. If at any time the number of shares of Stock that are covered by the vested and exercisable portion of the Option includes a fractional share, the number of shares of Stock as to which the Option shall be actually vested and exercisable shall be rounded down to the next whole share of Stock.

5.    EXPIRATION AND TERMINATION OF THE OPTION.

The Option shall expire on the tenth (10th) anniversary of the Date of Grant (the period from the Date of Grant to the expiration date is the "Option Period") or prior to such time as follows:

      (a) If the employment of the Option Holder is terminated within the Option Period for "cause", as determined by the Committee, the Option shall thereafter be void for all purposes. "Cause" shall mean willful misconduct, a willful failure to perform the Option Holder's duties, insubordination, theft, dishonesty, conviction of a felony or any other willful conduct that is materially detrimental to the Company or such other cause as the Committee in good faith reasonably determines provides cause for the discharge of the Option Holder.

      (b) If the Option Holder becomes Disabled, the Option may be exercised by the Option Holder within one year following the Option Holder's termination of employment on account of Disability (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's termination of employment because of Disability.

      (c) If the Option Holder dies during the Option Period while still employed by the Company or within the one year period referred to in subsection (b) above or within the one year period referred to in subsection (d) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within one year following the Option Holder's death (provided that such exercise must occur within the Option Period), but not

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            thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's death.

      (d) If the employment of the Option Holder with the Company is terminated within the Option Period for any reason other than cause, Disability, or death, the Option may be exercised by the Option Holder within one year following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of termination of employment.

6.    METHOD OF EXERCISING OPTION.

Subject to the terms and conditions of this Option Certificate, the Option may be exercised by written notice to the Company, Attention: General Counsel. Such notice shall state the election to exercise the Option, the number of shares of Stock with respect to which the Option is being exercised, and shall be signed by the person or persons exercising the Option. If the Option is exercised by any person or persons other than the employee to whom the Option was originally granted, appropriate proof of the right of such person or persons to exercise the Option or portion thereof shall be provided. The purchase of the Stock pursuant to the Option shall take place at the principal office of the Company within 3 days following delivery of such notice, at which time the Option Price of the Stock shall be paid in full.

Payment of the Option Price may be made in any of the following methods or in any combination of such methods, at the election of the Option Holder, or by any other method approved by the Committee upon the request of the Option Holder:
(a) cash; (b) certified check, cashier's check, or other check acceptable to the Company, payable to the order of the Company; (c) delivery to the Company of certificates representing the number of shares of Stock then owned by the Option Holder, the Fair Market Value of which (determined as of the date of the delivery of the certificates for the Stock to be used as payment for the Option Price) equals the price of the Stock to be purchased pursuant to the Option, properly endorsed for transfer to the Company; provided, however that no Option may be exercised by delivery to the Company of certificates representing Stock unless such Stock has been held by the Option Holder for more than six months; or (d) delivery to the Company of irrevocable instructions to a broker (to the extent permissible under applicable law) to deliver promptly to the Company the amount of sale or loan proceeds required to pay the Option Price of the Stock (a "cashless exercise" or "same-day sale" transaction).

Upon notice to the Company of exercise of the Option and payment of the Option Price, the exercise of the Option shall be deemed to be effective, and a properly executed certificate or certificates representing the Stock so purchased shall be issued by the Company and delivered to the Option Holder.

7.    TRANSFERABILITY OF OPTIONS.

In general, an Option Holder may not voluntarily or involuntarily pledge, hypothecate, assign, sell or otherwise transfer the Option except by will or the laws of descent and distribution, and during the Option Holder's lifetime, the Option is exercisable only by the Option Holder (or in

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the event of Disability or incapacity, by his or her guardian or legal representative). Notwithstanding the preceding sentence, the Committee may provide at the time of grant of an Option or thereafter that the Option Holder may transfer an Option to a member of the Option Holder's immediate family, a trust of which members of the Option Holder's immediate family are the only beneficiaries, a partnership of which members of the Option Holder's immediate family or trusts for the sole benefit of the Option Holder's immediate family are the only partners, a corporation in which members of the Option Holder's immediate family are the only shareholders, a limited liability company in which members of the Option Holder's immediate family are the only members, or any other entity which is solely owned by members of the Option Holder's immediate family (the "InterVivos Transferee"). Immediate family member means the Option Holder and the Option Holder's spouse, children (by birth or adoption), stepchild, grandchild, parents, stepparents, grandparents, siblings, nieces, nephews, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in - law. No transfer shall be effective unless the Option Holder has notified the Company of the transfer in writing and has furnished a copy of the documents that effect the transfer to the Company. The InterVivos Transferee will be subject to all of the terms of the Plan and the Stock Option Certificate, including but not limited to the vesting schedule, termination provisions, and the manner in which the Option may be exercised. The Committee may require the Option Holder and the InterVivos Transferee to enter into an agreement with the Company providing for, among other things, the satisfaction of required tax withholding with respect to the exercise of the transferred Option.

8.    CORPORATE TRANSACTION/CHANGE OF CONTROL.

      (a) In the event of a Corporate Transaction, as defined in Section 5.3 of the Plan, the Committee may take certain actions in connection with outstanding Options, including but not limited to: (1) providing that any or all Options shall become fully exercisable regardless of whether all conditions of exercise relating to length of service or otherwise have been satisfied; (2) providing for the assumption of the outstanding Options or the substitution of new options for the outstanding Options on terms comparable to the outstanding Options; (3) providing that any Options outstanding at the time the Corporate Transaction is closed will be canceled, and the Option Holder holding such cancelled Option shall receive in exchange therefor a cash payment equal to the greater of (i) the Fair Market Value (as determined under Section 2.1(k) of the Plan) of a share of Stock measured on the date immediately prior to such Corporate Transaction less the per share exercise price set forth in the Option Holder's Option Certificate, multiplied by the number of shares of Stock purchasable under the Option; or (ii) the fair market value, as determined by the Board of Directors of the Company, of the cash, securities or other consideration into which a share of Stock is to be exchanged pursuant to the Corporate Transaction, less the exercise price set forth in the Option Holder's Option Certificate, multiplied by the number of shares of Stock purchasable under the Option; or (4) making any other provision for outstanding Options as the Committee deems appropriate.

      (b) Notwithstanding the foregoing, except as otherwise provided under a contract or agreement existing between the Option Holder and the Company, Options that are not otherwise exercisable at the time of a Corporate Transaction shall only

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            become exercisable or canceled and settled for cash or other consideration as described subsection (a) hereof to the extent that such exercise and issuance of shares of Stock or payment with respect to the Option Holder continues to be deductible by the Company under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code").

9.    NO RIGHTS AS A STOCKHOLDER.

No Option Holder shall have any rights as a stockholder with respect to any shares of Stock covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in Article IV of the Plan.

10.   CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES.

      (a) Stock will not be issued with respect to the Option granted hereunder unless the exercise of the Option and the issuance and delivery of the shares of Stock pursuant thereto complies with all applicable provisions of law, including the laws of the Company's state of incorporation, the Securities Act of 1933, the Securities Exchange Act of 1934, the rules and regulations thereunder and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of the Company's counsel with respect to such compliance.

      (b) The Plan, this Option Certificate and the grant and exercise of the Option to purchase shares of Stock hereunder, and the Company's obligation to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which may, in the opinion of the counsel for the Company, be required.

11.   INCOME TAX WITHHOLDING.

The Company's obligation to deliver shares of Stock upon the exercise of any Option shall be subject to the Option Holder's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

12.   NO RIGHT TO CONTINUED EMPLOYMENT.

Nothing in this Option Certificate or in the Plan confers upon the Option Holder any right to continue his or her employment with the Company or, subject to the terms of any separate employment agreement or other contract to the contrary, shall interfere with or restrict in any way the right of the Company to terminate the Option Holder's employment.

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13.   NON-QUALIFIED STOCK OPTION.

The Option granted hereunder is not intended to be an "incentive stock option" within the meaning of Section 422 of the Code.

14.   ADMINISTRATION.

The Committee which administers the Plan has the power to interpret the Plan and this Option Certificate, including the power to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in this Option Certificate, and to determine the rights of all Option Holders and other interested persons hereunder. All actions taken and interpretations and determinations made by the Committee in connection with the Plan and this Option Certificate shall be final and binding on the Option Holder, the Company, and all other interested persons.

15.   BINDING EFFECT.

This Option Certificate shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

16.   GOVERNING LAW.

This Option Certificate shall be construed and interpreted in accordance with the laws of the State of Delaware.

17.   HEADINGS.

Headings are for the convenience of the parties and are not deemed to be part of this Option Certificate.

18.   EXECUTION.

This Option Certificate is voidable by the Company if the Option Holder does not execute the Option Certificate within 30 days of execution by the Company.

IN WITNESS WHEREOF, the parties hereto have executed this Option Certificate as of the date and year first written above.

M.D.C. HOLDINGS, INC.

By:    _________________________________________

Title: _________________________________________

OPTION HOLDER:

________________________________________________

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